UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 3, 2016

INSEEGO CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31659	81-3377646
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9645 Scranton Road, Suite 205

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 812-3400

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As disclosed below, on November 8, 2016, pursuant to a previously announced plan to implement a holding company reorganization, Inseego Corp., a Delaware corporation (formerly named Vanilla Technologies, Inc., and referred to herein as “Inseego”), became the successor issuer to Novatel Wireless, Inc., a Delaware corporation (“Novatel Wireless”). This Current Report on Form 8-K is being filed for the purpose of establishing Inseego as the successor issuer pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to disclose certain related matters. Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of common stock, par value $0.001 per share, of Inseego (“Inseego Common Stock”) are deemed registered under Section 12(g) of the Exchange Act.

Item 1.01.    Entry into a Material Definitive Agreement.

Reorganization

On November 8, 2016, Inseego completed its previously announced internal reorganization (the “Reorganization”) pursuant to which Novatel Wireless became a direct, wholly-owned subsidiary of Inseego. The purpose of the Reorganization was to isolate Novatel Wireless’s assets and liabilities relating to its mobile broadband business, including its MiFi® branded hotspot and USB modem product lines (the “MiFi Business”), in order to facilitate the sale of the MiFi Business (the “Sale”) pursuant to that certain Stock Purchase Agreement (the “Purchase Agreement”), dated September 21, 2016, by and among Inseego, Novatel Wireless, T.C.L. Industries Holdings (H.K.) Limited and Jade Ocean Global Limited (the “Purchaser”). Under the terms of the Purchase Agreement, the Purchaser has agreed to purchase all of the issued and outstanding shares of common stock, par value $0.001, of Novatel Wireless (“Novatel Wireless Common Stock”), on the terms and subject to the conditions contained therein.

To implement the Reorganization, Novatel Wireless formed Inseego and Inseego, in turn, formed Vanilla Merger Sub, Inc. (“Merger Sub”). Pursuant to a Contribution Agreement, dated November 8, 2016, by and between Novatel Wireless and Inseego (the “Contribution Agreement”), Novatel Wireless contributed all of its assets and liabilities (other than the MiFi Business), including its equity interests in DigiCore Holdings Ltd, R.E.R. Enterprises, Inc., Novatel Wireless Solutions, Inc. and each of their direct and indirect subsidiaries, to Inseego (the “Contribution”).

Following the Contribution, Merger Sub merged with and into Novatel Wireless (the “Merger”) in accordance with Section 251(g) of the Delaware General Corporation Law (“DGCL”) and pursuant to that certain Agreement and Plan of Merger, dated as of November 7, 2016, by and among Inseego, Novatel Wireless and Merger Sub (the “Merger Agreement”). Novatel Wireless survived the Merger as a direct, wholly-owned subsidiary of Inseego and each share of Novatel Wireless Common Stock issued and outstanding immediately prior to the Merger automatically converted into an equivalent corresponding share of Inseego Common Stock having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Novatel Wireless Common Stock being converted. Accordingly, upon consummation of the Merger, Novatel Wireless’s stockholders immediately prior to the consummation of the Merger became stockholders of Inseego. The former stockholders of Novatel Wireless will not recognize gain or loss for U.S. federal income tax purposes as a result of the conversion of their shares in the Merger.

Pursuant to Section 25l(g) of the DGCL, the Merger did not require a vote of the stockholders of Novatel Wireless. On November 7, 2016, Inseego adopted an amended and restated certificate of incorporation (the “Amended Inseego Certificate”) and amended and restated bylaws (the “Amended Inseego Bylaws”) that are identical to those of Novatel Wireless immediately prior to the consummation of the Merger (other than provisions regarding certain technical matters, as permitted by Section 25l(g)).

The conversion of Novatel Wireless Common Stock occurred automatically without an exchange of stock certificates. After the Merger, stock certificates that previously represented shares of Novatel Wireless Common Stock now represent the same number of shares of Inseego Common Stock. Effective upon the consummation of the Merger, Inseego Common Stock was listed on The Nasdaq Global Select Market and trades on an uninterrupted basis, except that shares of Inseego Common Stock now trade under the symbol “INSG” and with a new CUSIP number (#45782B104). In connection with the Reorganization, Inseego assumed all rights and obligations of Novatel Wireless pursuant to that certain Investors’ Rights Agreement, dated September 8, 2014, between Novatel Wireless and the other parties thereto from time to time.

Following consummation of the Merger, the directors of Inseego are the same individuals that served as the directors of Novatel Wireless immediately prior to the Merger. Each director of Inseego was appointed to the same class and the same committees that such director previously served on as a director of Novatel Wireless.

Joinder and Tenth Amendment to Credit Agreement

On November 8, 2016, Inseego entered into a Joinder and Tenth Amendment to Credit and Security Agreement and Other Loan Documents and Consent (the “Tenth Amendment”) with Novatel Wireless, Enfora, Inc., a Delaware corporation (“Enfora”), Feeney Wireless, LLC, an Oregon limited liability company (“FW” and, together with Novatel Wireless and Enfora, the “Borrowers”), R.E.R. Enterprises, Inc., Feeney Wireless IC-DISC, Inc. and Wells Fargo Bank, National Association (the “Lender”), which amends that certain Credit and Security Agreement, dated as of October 31, 2014 (as amended, modified and supplemented from time to time, the “Credit Agreement”), under which the Lender made available to the Borrowers a revolving credit facility in the amount of $48 million which continues in effect through October 31, 2019, unless earlier terminated in accordance with its terms. Pursuant to the terms and conditions of the Tenth Amendment, (i) the Lender consented to the Reorganization and (ii) Inseego was added as a “Guarantor” and a “Loan Party” under, and as a party to, the Credit Agreement.

First Supplemental Indenture

On November 8, 2016, Inseego entered into a First Supplemental Indenture (the “First Supplemental Indenture”) with Novatel Wireless and Wilmington Trust, National Association (the “Trustee”), to the Indenture, dated June 10, 2015, by and between Novatel Wireless and the Trustee (the “Indenture”) governing Novatel Wireless’s outstanding 5.50% Convertible Senior Notes due 2020 (the “Notes”). Pursuant to the terms of the First Supplemental Indenture, (i) the Notes will now become convertible into Inseego Common Stock on the same terms and at the same conversion rate as was applicable to the Notes prior to the Merger; (ii) Inseego has agreed to issue the shares of Inseego Common Stock due upon any conversion of the Notes; and (iii) the Notes are subject to the same anti-dilution and other adjustments to the conversion rate as were applicable to such Notes prior to the Merger. While the Notes will now convert into shares of Inseego Common Stock, Novatel Wireless remains the sole obligor under the Indenture and the Notes.

The foregoing descriptions of the Merger Agreement, the Contribution Agreement, the Tenth Amendment and the First Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, the Contribution Agreement, the Tenth Amendment and the First Supplemental Indenture, copies of which are filed as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2 and Exhibit 4.2 hereto, respectively, and the full text of which are incorporated by reference herein.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 relating to the Tenth Amendment is incorporated by reference into this Item 2.03.

Item 3.03.    Material Modification of Rights of Security Holders.

Upon consummation of the Merger, each share of Novatel Wireless Common Stock issued and outstanding immediately prior to the Merger automatically converted into an equivalent corresponding share of

Inseego Common Stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Novatel Wireless Common Stock that was converted.

The information set forth in the Explanatory Note, Item 1.01 and Item 5.03 is hereby incorporated by reference into this Item 3.03.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In connection with the Reorganization and upon completion of the Merger, Sue Swenson became the Chief Executive Officer (“CEO”) and principal executive officer of Inseego, Michael Newman became the Executive Vice President, Chief Financial Officer (“CFO”) and Assistant Secretary, as well as the principal financial officer and principal accounting officer, of Inseego, Lance Bridges became the Senior Vice President, General Counsel and Secretary of Inseego and Stephen Sek became the Senior Vice President and Chief Technology Officer of Inseego. Messrs. Bridges and Sek will transition to these roles from their respective roles at Novatel Wireless, whereas Ms. Swenson and Mr. Newman will also retain their roles as CEO and CFO, respectively, of Novatel Wireless.

In connection with the Reorganization, Inseego assumed the offer letters, change in control and severance agreements, indemnification agreements and other contractual arrangements previously entered into between Novatel Wireless and its officers and directors. In addition, on November 3, 2016, Mr. Sek entered into an Acknowledgement, Waiver and Consent (the “Acknowledgement”) with Inseego and Novatel Wireless acknowledging and agreeing that coincident with the closing of the Sale, he will voluntarily resign from his employment with Inseego and accept employment with Novatel Wireless, then-owned by the Purchaser, which resignation will not constitute a “Covered Termination” under, and as defined in, his change in control and severance agreement. As consideration for this Acknowledgement, Inseego has agreed that, effective as of and contingent upon the closing of the Sale, each outstanding and unvested Inseego stock option and restricted stock unit award held by Mr. Sek shall immediately become vested and, if applicable, exercisable, and any forfeiture restrictions or rights of repurchase thereon shall immediately lapse with respect to that number of shares of common stock that would have vested had Mr. Sek’s employment with Inseego continued through April 13, 2018.

In connection with the Reorganization, on November 8, 2016, Inseego and Novatel Wireless also entered into a Compensation Plan Agreement (the “Compensation Plan Agreement”). Pursuant to the terms of the Compensation Plan Agreement and the Merger Agreement, (i) Inseego assumed (including sponsorship of) the Amended and Restated 1997 Employee Stock Option Plan, Amended and Restated Novatel Wireless, Inc. 2000 Stock Incentive Plan, Amended and Restated Novatel Wireless, Inc. 2000 Employee Stock Purchase Plan, Amended and Restated Novatel Wireless, Inc. 2009 Omnibus Incentive Compensation Plan and the Novatel Wireless, Inc. 2015 Incentive Compensation Plan, and any subplans, appendices or addendums thereunder (together, the “Equity Compensation Plans”), and all obligations of Novatel Wireless pursuant to each stock option to purchase a share of Novatel Wireless Common Stock (a “Novatel Wireless Option”) and each right to acquire or vest in a share of Novatel Wireless Common Stock (a “Novatel Wireless Stock Unit” and each of a Novatel Wireless Option and a Novatel Wireless Stock Unit, a “Novatel Wireless Equity Award”) that is outstanding immediately prior to the consummation of the Merger and (A) issued under the Equity Compensation Plans and underlying grant agreements (each such grant agreement, an “Equity Award Grant Agreement” and such Equity Award Grant Agreements, together with the Equity Compensation Plans, the “Equity Compensation Plans and Agreements”) or (B) granted by Novatel Wireless outside of the Equity Compensation Plans and Agreements pursuant to NASDAQ Listing Rule 5635(c), and (ii) each such Novatel Wireless Equity Award was converted into (A) with respect to each Novatel Wireless Stock Unit, a right to acquire or vest in a share of Inseego Common Stock or (B) with respect to a Novatel Wireless Option, an option to purchase a share of Inseego Common Stock at an exercise price per share equal to the exercise price per share of Novatel Wireless Common Stock subject to such Novatel Wireless Option immediately prior to the consummation of the Merger. On November 8, 2016, the Novatel Wireless Equity Awards, the Novatel Wireless Equity Compensation Plans and Agreements and any provision of any other compensatory plan, agreement or arrangement providing for the grant or issuance of shares of Novatel Wireless Common Stock was automatically deemed to be amended to the extent necessary or appropriate, to provide that references to Novatel Wireless in such awards, documents and provisions will be read to refer to Inseego and references to shares of Novatel Wireless Common Stock in such awards, documents and provisions will be read to refer to shares of Inseego Common Stock.

In addition, pursuant to the Compensation Plan Agreement, Inseego assumed the Novatel Wireless 2016 Corporate Bonus Plan.

The information set forth in Item 1.01 above relating to the directors of Inseego and Novatel Wireless following the Reorganization is incorporated by reference into this Item 5.02.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon the effectiveness of the Merger, the Amended and Restated Certificate of Incorporation of Novatel Wireless, as amended, was restated (the “Restated Charter”) to decrease the authorized number of shares of Novatel Wireless Common Stock from 152,000,000 shares to 1,000 shares and the authorized number of shares of Preferred Stock, par value $0.001 per share, from 2,000,000 shares to zero shares. In addition, as required by Section 251(g) of the DGCL for mergers effected pursuant to such provision, the Restated Charter provides that any act or transaction by or involving the surviving corporation, other than the election or removal of directors, that requires for its adoption under the DGCL or the Restated Charter the approval of the stockholders of the surviving company shall require the approval of the stockholders of Inseego by the same vote as is required by the DGCL and/or the Restated Charter.

On November 7, 2016, Inseego adopted the Amended Inseego Certificate and the Amended Inseego Bylaws, which are identical to the corresponding documents of Novatel Wireless immediately prior to the consummation of the Merger (other than provisions regarding certain technical matters, as permitted by Section 25l(g)). Inseego has the same authorized capital stock and the designations, rights, powers and preferences of such capital stock, and the qualifications, limitations and restrictions thereof are the same as that of Novatel Wireless’s capital stock immediately prior to the Reorganization.

The Amended Inseego Certificate and the Amended Inseego Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference into this Item 5.03.

Item 8.01    Other Events.

On November 8, 2016, Inseego authorized its exchange agent, Computershare Inc., to distribute the notice attached hereto as Exhibit 99.1 regarding the Reorganization to former stockholders of Novatel Wireless that still hold certificated shares.

On November 9, 2016, Inseego issued a press release announcing initiation of trading of Inseego Common Stock on The Nasdaq Global Select Market under the trading symbol, “INSG.” A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Exhibit 99.1 and Exhibit 99.2 are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

2.1*	Agreement and Plan of Merger, dated November 7, 2016, by and among Novatel Wireless, Inc., Vanilla Technologies, Inc. and Vanilla Merger Sub, Inc.

3.1	Amended and Restated Certificate of Incorporation of Inseego Corp.

3.2	Amended and Restated Bylaws of Inseego Corp.

4.1	Form of Inseego Corp. Common Stock Certificate.

4.2	First Supplemental Indenture, dated November 8, 2016, among Novatel Wireless, Inc., Inseego Corp. and Wilmington Trust, National Association.

4.3	Restated Certificate of Incorporation of Novatel Wireless, Inc.

10.1	Contribution Agreement, dated November 8, 2016, by and between Novatel Wireless, Inc. and Inseego Corp.

10.2	Joinder and Tenth Amendment to Credit and Security Agreement and Other Loan Documents and Consent, dated November 8, 2016, by and among Novatel Wireless, Inc., Enfora, Inc., Feeney Wireless, LLC, R.E.R. Enterprises, Inc., Feeney Wireless IC-DISC, Inc., Inseego Corp. and Wells Fargo Bank, National Association.

99.1	Notice to certain stockholders, sent on or about November 8, 2016.

99.2	Press release announcing new trading symbol, dated November 9, 2016.

*	Certain schedules, annexes and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission (the “SEC”) upon request.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to a variety of matters, including, without limitation, statements regarding the anticipated or expected benefits from the Reorganization and the anticipated Sale of the MiFi Business. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of Inseego and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and Inseego undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise, except as may be required by law. These forward-looking statements involve many risks and uncertainties that may cause actual results to differ materially from what may be expressed or implied in these forward-looking statements. For example, risks and uncertainties that could affect the forward-looking statements set forth in this Current Report on Form 8-K include: the anticipated tax treatment of the Reorganization; the cost-savings anticipated to result from the Reorganization; and factors generally affecting the business, operations, and financial condition of Inseego and Novatel Wireless, including the information contained in Novatel Wireless’s Annual Report on Form 10-K for the year ended December 31, 2015, subsequent Quarterly Reports on Form 10-Q, and other reports and filings with the SEC.

Additional Information and Where to Find It

The stockholders of Inseego will be asked to approve the Sale of the MiFi Business to the Purchaser. In order to solicit this approval, Inseego will file documents with the SEC, including a definitive proxy statement relating to the proposed Sale. The definitive proxy statement will also be mailed to Inseego’s stockholders in connection with the proposed Sale. Investors and security holders are urged to read these documents when they become available because they will contain important information about the Company, the MiFi Business and the proposed Sale. Investors and security holders may obtain free copies of these documents and other related documents when they are filed with the SEC at the SEC’s web site at www.sec.gov or by directing a request to Inseego Corp., 9645 Scranton Road, Suite 205, San Diego, California 92121, Attention: Stockholder Services.

Participants in Solicitation

Inseego and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Inseego in connection with the proposed Sale. Information regarding the interests of these directors and executive officers in the proposed Sale will be included in the definitive proxy statement when it is filed with the SEC. Additional information regarding the directors and executive officers of Inseego is also included in Novatel Wireless’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on March 14, 2016 and the definitive proxy statement relating to Novatel Wireless’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2016. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Stockholder Services at Inseego, as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSEEGO CORP.

Date: November 8, 2016	By:	/s/ Michael A. Newman
Michael A. Newman
Executive Vice President, Chief Financial Officer and Assistant Secretary